Trade payables	12 Months Ended
Dec. 31, 2023
Trade payables [Abstract]
Trade payables
12. Trade payables

Trade payables primarily represents amounts incurred for the provision of manufacturing, research and consulting services and legal and professional fees, which are outstanding at the end of the year. Trade payables are due to be settled at different times within 12 months.